SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)     June 30, 2004

Registrant, State of Incorporation, Address of
Commission File	Principal Executive Offices and Telephone	I.R.S. employer
Number	Number	Identification Number

1-8788	SIERRA PACIFIC RESOURCES	88-0198358
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

0-508	SIERRA PACIFIC POWER COMPANY	88-0044418
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

Sierra Pacific Power Company (“SPPC”) announced today that it has signed an agreement with ORNI 7, an indirect subsidiary of ORMAT Nevada, Inc., for ORNI 7 to supply 20 megawatts of renewable power to SPPC. A copy of the press release is attached as Exhibit 99.1.

In addition, on July 1, 2004, SPPC filed its 2004 Electric Resource Plan with the Public Utilities Commission of Nevada. The 20-year plan outlines how the company intends to meet both the short-term and long-term needs of its Nevada customers. A copy of the press release is attached as Exhibit 99.2.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not required

(b)	Pro forma financial information

Not required

(c)	Exhibits

99.1 Sierra Pacific Power Company – Press Release issued June 30, 2004

99.2 Sierra Pacific Power Company – Press Release issued July 1, 2004

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: July 6, 2004	By:	/s/ John E. Brown
John E. Brown
Vice President and Controller

Sierra Pacific Power Company (Registrant)
Date: July 6, 2004	By:	/s/ John E. Brown
John E. Brown
Vice President and Controller